UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2023

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4B Gill Street, Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NURO	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of NeuroMetrix, Inc. (the “Company”) was held in a virtual format on May 2, 2023 (the “Annual Meeting”). Of the Company’s 7,791,538 shares of common stock issued and outstanding and eligible to vote as of the record date of March 6, 2023, a quorum of 4,288,174 shares, or 55.04% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2023. The following actions were taken at the Annual Meeting:

a)Election of Shai N. Gozani, M.D., Ph.D. as a Class I Director of the Company, to serve until the Company’s 2026 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

	Voted For	Withheld Authority
Shai N. Gozani, M.D., Ph.D.	864,525	58,445

After the Annual Meeting, David Van Avermaete and Bradley M. Fluegel continued to serve as the Company’s Class II Directors for a term that expires in 2024 and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Company’s Class III Directors for a term that expires in 2025.

b)Approval, on an advisory basis, of the compensation paid to the Company's named executive officers in 2022. The voting results for this proposal were 782,553 votes for, 96,835 votes against, and 43,582 votes abstaining, with 3,365,204 broker non-votes.

c)Ratification of the selection of Baker Tilly US, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2023. The voting results were 3,791,881 votes for, 345,763 votes against, and 150,530 votes abstaining, with no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 3, 2023    By:    /s/ Thomas T. Higgins
    Thomas T. Higgins
    Senior Vice President, Chief Financial Officer and Treasurer